                                                                    Exhibit 23.1

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 14, 2006, with respect to the consolidated financial statements of Commonwealth Bank of Australia and Subsidiaries
incorporated by reference in the Registration Statement (Form S-3 No.
333-136516) and the related Prospectus of the Medallion Trust.

/s/Ernst & Young
Ernst & Young
Sydney, Australia
8 February, 2007